CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the Travelers Series Fund Inc. - Smith Barney High Income Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                            Chief Financial Officer
Travelers Series Fund Inc. -                       Travelers Series Fund Inc. -
Smith Barney High Income Fund                      Smith Barney High Income Fund



/s/ R. Jay Gerken                                  /s/ Richard Peteka
---------------------------                        ----------------------------
R. Jay Gerken                                      Richard Peteka
Date:  6/27/03                                     Date: 6/27/03

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Travelers Series Fund Inc. -
Smith Barney High Income Portfolio and will retained by Travelers Series Fund Inc. - Smith Barney High Income Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the Travelers Series Fund Inc. - Putnam Diversified Income Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Financial Officer
Travelers Series Fund Inc. -                 Travelers Series Fund Inc. -
Putnam Diversified Income Portfolio          Putnam Diversified Income Portfolio



/s/ R. Jay Gerken                            /s/ Richard Peteka
---------------------------                  ----------------------------
R. Jay Gerken                                Richard Peteka
Date: 6/27/03                                Date: 6/27/03

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Travelers Series Fund Inc. - Putnam Diversified Income Portfolio and will retained by Travelers Series Fund Inc. - Putnam Diversified Income Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.